UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 28, 2003

                            STEAKHOUSE PARTNERS, INC.
               (Exact Name of Registrant as Specified in Charter)

     Delaware                      000-23739                      94-3248672
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(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
 of Incorporation)                File Number)               Identification No.)

                            10200 Willow Creek Road
                           San Diego, California 92131

                    (Address of Principal Executive Offices)

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                                 (858) 689-2333

              (Registrant's telephone number, including area code)

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


ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

                  On July 24, 2003, the United States Bankruptcy Court for the Central District of California - Riverside Division authorized Steakhouse Partners, Inc. (the "Registrant") and certain of its affiliated debtors to obtain postpetition debtor-in-possession financing (the "Financing") in the sum of $5,000,000 on a secured and superpriority basis. The Financing will be used to meet the Registrant's working capital needs pending final confirmation ("Confirmation") of Registrant's forthcoming amended plan of reorganization (the "Plan"). The Financing is being provided by Steakhouse Investors, LLC and is subject in part to final court order. Under the terms of the Financing, upon Confirmation, the Financing will convert into a ninety percent (90%) equity interest in the reorganized Registrant, with the remaining ten percent (10%) of the equity of the reorganized Registrant being issued to certain creditors of the Registrant. Under the forthcoming Plan, existing equity interests in the Registrant would be cancelled upon Confirmation.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     STEAKHOUSE PARTNERS, INC.
                                                     Registrant

     Dated: July 28, 2003                               /s/ Hiram J. Woo
                                                     ---------------------------
                                                     Name:  Hiram J. Woo
                                                     Title: President